Filed Pursuant to Rule 497(e)
                                                   Registration Number: 33-17604


                     THE TREASURER'S FUND, INC. (THE "FUND")
             GABELLI CASH MANAGEMENT CLASS ("CASH MANAGEMENT CLASS")

                          SUPPLEMENT DATED MAY 3, 2005
                      TO PROSPECTUS DATED FEBRUARY 25, 2005



Effective as of May 3, 2005, the Fund's investment adviser, Gabelli Fixed Income LLC (the "Advisor") has voluntarily agreed to reimburse expenses to the extent necessary to maintain Total Annual Operating Expenses for the Cash Management Class of Shares of each of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio (each a "Portfolio"), at no more than 0.65%, 0.60% and 0.60%, respectively, of the Portfolio's average daily net assets. The Advisor may terminate such reimbursement arrangement at any time.